                                                                   Exhibit 10.28

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                                    ADDENDUM

     This Addendum, dated as of September 1, 2003 (the "Addendum"), and the related FreeFlow Order Form between the parties dated as of September 1, 2003 (the "New Order Form"), amends and supersedes certain of the provisions of the
(1) Akamai Microsoft Non-Standard Services Agreement Terms & Conditions (the "Terms & Conditions") entered into by and between Akamai Technologies, Inc. ("Akamai") and Microsoft Corporation ("Microsoft"), dated as of June 29, 2000; and (2) the Akamai FreeFlow Services Order Form entered into by the parties as of June 29, 2000 (the "Original Order Form"), as amended to date by the various Addenda thereto between the parties dated November 1, 2001, December 1, 2002 and February 1, 2003 (the "Addenda"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned to such terms in the Terms & Conditions or New Order Form.

NOW, THEREFORE, the parties hereby agree as follows:

1. The New Order Form, its attached Service Level Agreement, and this Addendum shall supersede and replace the Original Order Form, including the Addenda thereto, effective as of the Billing Effective Date set forth in the New Order Form. The rates set forth herein shall apply to any use of FreeFlow Services (HTTP delivery or streaming) by a Microsoft Web property, including any streaming delivered under the EdgeSuite Streaming Order Form, its Exhibits (including the Service Level Agreement) and related Addendum between Akamai and Microsoft (MSN Entertainment) with a Billing Effective Date of August 1, 2003, copies of which are attached hereto (the "MSN Entertainment Order").

2. Notwithstanding Section 1 above, Microsoft shall have continued use of the Microsoft/[**], provided that the rates for usage of the [**] shall be as set forth herein.

3. Microsoft's [**] Usage Commitment for FreeFlow reflected in the New Order Form is for HTTP traffic only, including any [**] traffic. No FreeFlow streaming traffic will be counted towards such minimum commitment. The [**] Usage Commitment shall be comprised of the following regional [**] subcommitments: [**] for EMEA and [**] for Asia/ROW (each region as defined below).

4. FreeFlow usage rates, including both HTTP and streaming traffic, shall be as follows:

        Domestic:               $[**]/Mbps
        EMEA:                   $[**]/Mbps
        Asia/ROW:               $[**]/Mbps
        [**] (worldwide):       $[**]/Mbps

     For purposes of the above rates:

     - All measurements will be taken regionally using separate 95/5 measurements.

     - Regions will be determined based on whether Customer Content is served to end users in (i) the United States and Canada ("Domestic"), (ii) Europe, Middle East and Africa ("EMEA"), or (iii) Asia or the rest of the world ("Asia/ROW").

     -    The above prices in this Section 4 and the [**] Usage Commitment in
          Section 3 shall be effective from the first day of the calendar month in which this Addendum has been executed by the parties; the pricing and usage amount (if any) set forth in the Original Order Form, as amended by the Addenda, shall apply for periods prior to such date.

5. The $[**] per GB pricing for storage reflected in the New Order Form shall apply to all Microsoft properties, including MSN Entertainment (see Paragraph 7 herein).

6. During the last month of the first year of the Term of the New Order Form (i.e., during August 2004), the parties will negotiate in good faith any appropriate modifications to the pricing set forth herein that would apply for the second year of the Term. In the event that the parties agree upon modified pricing terms, or alternatively agree that no price modifications are necessary, they shall execute appropriate documentation and the usage commitments set forth herein shall continue for the second year of the Term. If the parties are unable to reach agreement on pricing terms during such negotiation period then Microsoft may, by providing written notice to Akamai prior to September 1, 2004, convert the second year of the Term of the New Order Form so that (a) Microsoft's [**] Usage Commitment and any regional subcommitments set forth herein are reduced by [**]%, and (b) during the second year of the Term the New Order Form and the services thereunder shall continue on a month-to-month basis subject to termination by either party without penalty by delivery of a written notice of termination to the other party at least 10 days prior to the first day of the following month.

7. The parties agree that the MSN Entertainment Order shall remain in full force and effect and shall be unaffected by the New Order Form or this Addendum except that: (a) the price per GB for storage payable by MSN Entertainment shall be as reflected in the New Order Form (i.e., $[**] per GB), (b) the term of the MSN Entertainment Order shall be modified so that it is co-terminus with the New Order Form and this Addendum, and (c) the price for streaming (FreeFlow usage) shall be as set forth in Section 4 herein.

8. Akamai agrees that in the event it develops a generally available lower cost storage offering, it will offer Microsoft the ability to take advantage of such offering.

9. For purposes of clarification, the footnote from the Addenda permitting Microsoft and Microsoft Affiliates to order FreeFlow services from time to time, which is reprinted on Schedule A attached hereto, shall continue to apply.

10. For purposes of clarification, the parties acknowledge that the 30 day termination without penalty provision pertaining to FreeFlow Services set forth in Section 8.2 of the Terms and Conditions does not apply to the FreeFlow Services under the New Order Form.

11. Akamai has implemented a corporate security policy that is based on the ISO 17799 standard and is substantially equivalent to the MSN Security Policy (version 7.00 revised 1/31/03) provided to Akamai. Akamai will undergo an annual assessment in accordance with ISO 17799 by a 'big four' consulting firm or a reputable equivalent thereto (currently PricewaterhouseCoopers), in either case as selected by Akamai. The costs of the assessment, including without limitation all fees charged by such consultants and all costs and expenses incurred by Akamai in connection with such assessment, shall be borne by Akamai. An executive summary and a formal attestation by the consultant will be made available for Microsoft's review. Microsoft acknowledges that all information relating to the assessment, including the report with respect thereto, the executive summary and the formal attestation, shall constitute confidential information subject to the non-disclosure provisions of the Terms & Conditions.

     Akamai shall permit Microsoft to review the initial assessment. In the event that Microsoft in its reasonable discretion is not satisfied with the initial assessment because it shows substantial noncompliance with the ISO 17799 standard, then Microsoft may terminate without penalty this Addendum and the New Order Form by written notice delivered to Akamai within five
     (5) days of the last signature on this Addendum. In the event of a termination by Microsoft pursuant to the foregoing sentence, the parties shall automatically revert to the Original Order Form, as amended by the Addenda.

     With respect to any future assessment made available for review annually by Akamai to Microsoft, in the event that Microsoft in its reasonable discretion is not satisfied with such assessment because it shows a material decrease in compliance with the ISO 17799 standard compared with the prior year, then Microsoft shall so notify Akamai within fourteen (14) days after receipt of the annual assessment and the parties will negotiate in good faith with the goal of developing an action plan designed to address any agreed upon deficiencies. In the event that the parties are unable to reach agreement on such an action plan then Microsoft may terminate without penalty this Addendum and the New Order Form by written notice delivered to Akamai within 30 days after Microsoft's initial notice regarding non-compliance.

     Akamai will promptly notify a designated Microsoft security contact of any security breach or similar incident that has, or might have, compromised the privacy or security of any Microsoft end-user personally identifiable information in Akamai's possession. In such event, Akamai will keep Microsoft updated as to the steps being taken to alleviate any continued threat to the privacy or security of such information as well as any actions being taken to prevent foreseeable future incidents.

     The parties acknowledge that Akamai currently does not transmit any end-user personally identifiable information on behalf of Microsoft. To the extent that Microsoft desires to have Akamai transmit any such information in the future it will so notify Akamai and the parties will discuss and agree on any appropriate security precautions that may be needed with respect to such information.

12. The Parties agree that they shall work together in good faith to incorporate the applicable Microsoft standard terms and conditions for vendor services or other mutually agreeable alternatives thereto, including the Microsoft corporate payment policy, into the Terms & Conditions, within sixty (60) days of the last signature on this Addendum.


     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date and year first above written.


     Agreed and Accepted                             Agreed and Accepted:

     AKAMAI TECHNOLOGIES, INC.                       MICROSOFT CORPORATION

     By: /s/ Mike Carlson                            By: /s/ Steven A. Balmer
         -----------------------                         -----------------------

     Name: Mike Carlson                              Name: Steven A. Balmer
           ---------------------                           ---------------------

     Title: Regional Manager                         Title: CEO
            --------------------                            --------------------

     Date: September 23, 2003                        Date: September 30, 2003
           ---------------------                           ---------------------

                                   SCHEDULE A


FreeFlow Services may be used by Microsoft and Microsoft Affiliates (as defined below) whose origin server is located in the territories set forth on Exhibit C (as may be amended from time to time) provided Akamai and Microsoft accept the order by executing a separate Order Form for FreeFlow Service which identifies the Microsoft Affiliate. Akamai hereby grants any such Microsoft Affiliate the right to use the FreeFlow Services and associated Software in accordance with the Agreement (including the licensing restrictions and confidentiality provisions thereof); provided that, so long as Microsoft and Akamai have accepted the order with respect to a given Microsoft Affiliate as provided for above, all other rights and obligations under the Agreement shall remain with Microsoft and Microsoft shall be fully responsible for any breach of the Agreement by its Affiliates. With respect to any order relating to a given Microsoft Affiliate Microsoft and Akamai have accepted under the terms hereof, Akamai shall bill Microsoft and Microsoft shall pay for the FreeFlow Services used by Microsoft and any such Microsoft Affiliates. Support will be provided directly to Microsoft for FreeFlow Services used by Microsoft and Microsoft Affiliates. The parties have waived the requirement to execute a separate Order Form in order to accept the order with respect to msnbc.com, a Microsoft Affiliate, and msnbc.com may use the FreeFlow Services in accordance with the terms of the Agreement.

For purposes of this Agreement, "Affiliate" shall mean any entity now or hereafter directly or indirectly controlling or controlled by or in common control with a party, where "control" is defined as the ownership of at least 50% of the equity or beneficial interest of such entity or the right to vote for or appoint a majority of the board of directors or other governing body of such entity, and any other entity with respect to which party (i) sold a majority interest and retained at least 10% ownership of the equity or beneficial interest of such entity and (ii) has management or operational responsibility (including the authority to act on behalf of and legally bind such entity) (collectively "Management or Operational Responsibility") provided that such entity shall be deemed to be an Affiliate only so long as such "control" exists or party has Management or Operational Responsibility for such entity. For the avoidance of doubt, this Agreement shall not apply to any affiliates of Microsoft Affiliates.

                                    Exhibit C


                                      [**]

[AKAMAI LOGO]                                         FREEFLOW ORDER FORM


===================================================================================================================================
CUSTOMER INFORMATION
                                              BILLING CONTACT INFORMATION:     [X] Centralized Billing or [ ] Decentralized Billing
      Company:  Microsoft Corporation             Contact Name:             Pauline Stuart
      Address:  One Redmond Way                   Address (if different):   1065 LaAvenida; Mountain View CA 94043
                Redmond, WA 98052                 E-Mail: pauline@microsoft.com   Phone: (650) 693-7032     Fax: (650) 693-7020
===================================================================================================================================

===================================================================================================================================
ORDER INFORMATION                                                                                      AKAMAI REP: Mike Carlson

  EFFECTIVE DATE:  09/01/2003    BILLING           09/01/2003              TERM:   2 years          CUSTOMER PO #: ________
                  (mm/dd/yyyy)   EFFECTIVE DATE:  (mm/dd/yyyy)                     (Starts on Billing Date)

                                                                      [ ]  New Service Order (no change to any existing services).
   CUSTOMER TYPE: [X]  Existing Customer           PURPOSE OF ORDER:  [X]  Change Order (change to existing order for this
                  [ ]  New Customer                                             service). Term for underlying existing order
                                                                                will change to the Term listed above.
 AFFILIATE ORDER: [X]  No (use this unless below applies)                       Describe change type here (e.g. renewal,
                  [ ]  Yes customer is incorporating Ts &                       upgrade, add feature, etc.): Upgrade existing
                           Cs signed by an affiliate.                           FreeFlow Service Order and change pricing .
                           Name of affiliate is ________.             [ ]  Transfer from another service to this one (prior
                                                                                service will be terminated on the Billing
                                                                                Effective Date). If selected then list the
                                                                                prior service being terminated here: _______.
===================================================================================================================================

===================================================================================================================================
SERVICE INFORMATION                                                                              ONE TIME FEES        MONTHLY FEES

[X]  FREEFLOW                                                                                                         SEE ADDENDUM

     Includes: HTTP, streaming, and SSL object delivery; Last Mile Accelerator; Basic Cache
     Control; Standard Reporting Tools; Log Delivery Service; Alerts.

         [**] Usage Commitment = [**] aggregate of HTTP traffic. Regional subcommitments and pricing as set forth in the Addendum dated the date hereof ("Addendum").

[X]  STORAGE                                                                                                          SEE ADDENDUM

         Base and overage usage Rate = $[**] per GB.

[X]  PREMIUM CUSTOMER CARE AND SUPPORT                                                                                  INCLUDED

[ ]  ACTIVATION -- Integration of new Web properties to be set on a custom basis per property.

                                                                                  TOTAL FEES:          $0             SEE ADDENDUM

SECURITY DEPOSIT:  [ ] Security Deposit (amount equals one month recurring fees for Term of one year or less; two months recurring fees for Term greater than one year) - N/A

One-time fees are billed in advance. Monthly recurring fees are billed each calendar month in advance starting on the Billing Date.
Overage and similar fees are billed in arrears. Services measured in Mbps and Net Storage are billed at 95th percentile of usage or uncompressed equivalent as measured by Akamai over five minute intervals ("95/5"). Other usage based on total use or uncompressed equivalent as measured by Akamai. Akamai reserves the right to limit Customer's use of the Akamai streaming network in excess of
Customer's committed usage in the event that force majeure events, such as war, natural disaster or terrorist attack, result in extraordinary levels of traffic on Akamai's network.
====================================================================================================================================

Customer hereby orders from Akamai the Services described in this Order Form, and the attached Service Level Agreement, incorporated herein as Exhibit A. This Order Form is being issued  pursuant and subject to the Akamai -- Microsoft Non-Standard
Services Agreement Terms and Conditions between the parties, and shall become valid when executed by Customer and accepted by an authorized representative of Akamai. Use of any Akamai services and products are subject to Akamai's acceptable use policy
(available on WWW.AKAMAI.COM).

===================================================================================================================================
ACCEPTED BY CUSTOMER:                                                ACCEPTED BY AKAMAI:

SIGNATURE  /s/ ARNE JOSEFSBERG                                       SIGNATURE  /s/ MICHAEL CARLSON

----------------------------------------------------------------     ---------------------------------------------------------------
NAME  ARNE JOSEFSBERG                                                NAME  MICHAEL CARLSON
DATE (mm/dd/yyyy)  September 29, 2003                                DATE (mm/dd/yyyy)   September 23, 2003

----------------------------------------------------------------     ---------------------------------------------------------------
TITLE                                                                TITLE
CUSTOMER CONTACT FOR NOTICES (IF DIFFERENT FROM ADDRESS AT TOP)      AKAMAI CONTACT FOR NOTICES
COMPANY:                                                             AKAMAI TECHNOLOGIES, INC.
ADDRESS:                                                             8 CAMBRIDGE CENTER, CAMBRIDGE, MA 02142 USA
ATTENTION: GENERAL MANAGER, MSN INFRASTRUCTURE PLATFORM SERVICES
COPY TO: LAW & CORPORATE AFFAIRS                                     ATTN: GENERAL COUNSEL
====================================================================================================================================

                                    EXHIBIT A
                            CONTENT DELIVERY SERVICES
                             SERVICE LEVEL AGREEMENT

This Service Level Agreement is a continuation of the FreeFlow Order Form dated as of September 1, 2003, and the related Akamai - Microsoft Non-Standard Services Agreement Terms & Conditions (the "Agreement") between Microsoft Corporation ("Customer") and Akamai Technologies, Inc. ("Akamai"). All capitalized terms not defined herein shall have the meanings that are ascribed in the Agreement.

I.   SERVICE LEVELS AND PENALTIES

     Akamai agrees to provide a level of service demonstrating:

     (a)  100% Uptime: The Service will serve content 100% of the time.
     (b) Measurable Performance Enhancement: The Service will deliver content measurably faster than the Customer's web site.
     (c) Credits: If the Service fails to meet either of the above service levels, the Customer will receive (as its sole remedy) a credit equal to fees for the day in which the failure occurs.

II.  SLA MONITORING METHODOLOGY

     The following methodology will be employed to measure the Service availability and performance enhancement:

     Agents and Polling Frequency

     (a) From six (6) geographically and network-diverse locations in major metropolitan areas, Akamai will simultaneously poll a test file residing on the Customer's production servers and on Akamai's network
     (b) The polling mechanism will perform two (2) simultaneous http GET operations:

          A test file will be placed on the customer's origin server (ie, origin.customer.com).

          One GET operation will be performed to retrieve the file directly from the origin server (ie, http://origin.customer.com/testobject).

          The other GET operation will be performed to retrieve the file through the Service, by requesting the object from the appropriate customer hostname CNAMEd to Akamai (ie, http://www.customer.com/testobject, where www.customer.com is CNAMEd to Akamai and configured to pull content from origin.customer.com)

     (c)  The Akamaized test content must use a TTL of 2 hours or greater.
     (d)  The test content will be a file of approximately 10 KB in size.
     (e)  Polling will occur at approximately 12-minute intervals.
     (f) Based on the http GET operations described in II(b) above, the response times received from the two sources, (a) the Customer server, and (b) the Akamai network, will be compared for the purpose of measuring performance metrics and outages.

III. PERFORMANCE METRIC

     The performance metric will be based on a daily average of performance for the Service and the Customer's production web server, computed from data captured across all regions and hits. Each time will be weighted to reflect peak traffic conditions or "primetime" usage. The primetime period is 10 AM to 8 PM EST. All times recorded during this period will be weighted by a factor of three. If on a given day the Akamai weighted daily average time exceeds the Customer's weighted daily average time, then the Customer will receive (as its sole remedy) a credit equivalent to fees for that day of service.

IV.  OUTAGES

     An outage is defined as a 12-minute period of consecutive failed attempts by a single agent to "get" a file from the network while succeeding to "get" the test file from the Customer web site. If an outage is identified by this method, the customer will receive (as its sole remedy) a credit equivalent to the fees for the day in which the failure occurred.

V.   SLA ACTIVATION

     In order to activate the Content Delivery Service Level Agreement, the Customer must enter two valid test files for the same object (as described in II(c) and (d) above) into the SLA Activation Tool located in the Provisioning Center on I.AM.AKAMAI (Akamai's Customer Portal). Detailed instructions are provided with the SLA Activation Tool on I.AM.AKAMAI; in addition, assistance is available from the Customer's Account Manager. The SLA will go into effect within five (5) business days after the Customer enters valid test files into the SLA Activation Tool.